                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           NOBLE DRILLING CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           NOBLE DRILLING CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               ................................................................

        2)     Aggregate number of securities to which transaction applies:

               ................................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

               ................................................................

        4)     Proposed maximum aggregate value of transaction:

               ................................................................

        5)     Total fee paid:

               ................................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

               ................................................................

         2)    Form, Schedule or Registration Statement No.:

               ................................................................

         3)    Filing Party:

               ................................................................

         4)    Date Filed:

               ................................................................

                                 [NOBLE LOGO]






                           NOBLE DRILLING CORPORATION
                        10370 RICHMOND AVENUE, SUITE 400
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 23, 1998


To the Stockholders of
  Noble Drilling Corporation:

      The annual meeting of stockholders of Noble Drilling Corporation, a Delaware corporation (the "Company"), will be held on Thursday, April 23, 1998, at 10:00 a.m., local time, at the former Ritz Carlton Hotel, 1919 Briar Oaks Lane, Houston, Texas, for the following purposes:

            1. To elect three directors to the class of directors whose three-year term will expire in 2001; and

            2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 11, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only holders of record of Common Stock at the close of business on the record date are entitled to notice of and to vote at the meeting. A complete list of such stockholders will be available for examination at the offices of the Company in Houston, Texas during normal business hours for a period of 10 days prior to the meeting.

      A record of the Company's activities during 1997 and financial statements for the fiscal year ended December 31, 1997 are contained in the accompanying 1997 Annual Report. The Annual Report does not form any part of the material for solicitation of proxies.

      All stockholders are cordially invited to attend the meeting. Stockholders are urged, whether or not they plan to attend the meeting, to sign, date and mail the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has returned a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.


                                     By Order of the Board of Directors

                                               Julie J. Robertson
                                                    Secretary


Houston, Texas
March 20, 1998

                                 [NOBLE LOGO]





                           NOBLE DRILLING CORPORATION
                        10370 RICHMOND AVENUE, SUITE 400
                              HOUSTON, TEXAS 77042

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 1998

                                    GENERAL

      This proxy statement is furnished to stockholders of Noble Drilling Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the annual meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying notice. The approximate date of mailing of this proxy statement and the accompanying proxy or voting instruction card is March 20, 1998.

PROXY CARDS AND VOTING INSTRUCTION CARDS

      If a proxy card is enclosed, it serves to appoint proxies for record holders of common stock, par value $.10 per share ("Common Stock"), of the Company. Shares represented by a proxy in such form, duly executed and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is made, the proxy will be voted for election of the directors named in the proxy. Any stockholder giving a proxy may revoke it at any time before it is voted by communicating such revocation in writing to the Secretary of the Company or by executing and delivering a later-dated proxy.

      If a voting instruction card is enclosed, it serves as a voting instruction to the trustee of the Noble Drilling Corporation Thrift Plan, as amended (the "Thrift Plan"), from the plan participant. The trustee under the Thrift Plan will vote the shares of Common Stock credited to Thrift Plan participants' accounts in accordance with such participants' instructions. If no such voting instructions are received from a participant, then, according to the terms of the Thrift Plan, the trustee under the Thrift Plan will vote the shares in such participant's account in its absolute discretion.

VOTING PROCEDURES AND TABULATION

      The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties as required by law.

      With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain "routine" items when they have not received instructions from beneficial owners. Brokers will have discretionary authority to vote on the scheduled item of business. Under applicable Delaware law, a broker non-vote (or other limited proxy) will have no effect on the outcome of the election of directors.

                               VOTING SECURITIES

      The only voting security of the Company outstanding is its Common Stock. Only holders of record of Common Stock at the close of business on March 11, 1998, the record date for the meeting, are entitled to notice of and to vote at the meeting. On the record date for the meeting, there were 131,342,070 shares of Common Stock outstanding and entitled to be voted at the meeting. A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth as of December 31, 1997 information with respect to the only persons who were known to the Company to be the beneficial owners of more than five percent of the outstanding shares of Common Stock.


                                                                        COMMON STOCK
                                                                     BENEFICIALLY OWNED
                                                             --------------------------------
     NAME AND ADDRESS OF                                         NUMBER            PERCENT OF
      BENEFICIAL OWNER                                          OF SHARES             CLASS
      ----------------                                       --------------        ----------

FMR Corp. .............................................      13,826,950 (1)           10.6%
82 Devonshire Street
Boston, Massachusetts  02109

The Equitable Companies Incorporated ..................      13,737,753 (2)           10.5%
1290 Avenue of the Americas
New York, New York 10104

Wellington Management Company, LLP.....................       8,843,123 (3)            6.8%
75 State Street
Boston, Massachusetts 02109


------------
(1) According to a Schedule 13G (Amendment No. 2) filed with the Securities and Exchange Commission ("SEC") by FMR Corp. jointly with Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("Fidelity") dated February 14, 1998, the amount beneficially owned includes (i) 12,546,250 shares owned by several investment companies ("Funds") for which Fidelity acts as investment adviser and (ii) 13,000 shares held by Fidelity American Special Situations Trust ("FASST"), for which Fidelity acts as subadviser. FMR Corp. is the parent of Fidelity and is controlled by Edward C. Johnson 3d. FMR Corp., Fidelity, Mr. Johnson and the Funds have sole investment power with respect to the shares owned by the Funds. The Board of Trustees of each Fund has sole voting power with respect to the shares held by such Fund. The investment adviser of FASST is Fidelity Investment Services Limited, a subsidiary of Fidelity International Limited ("FIL"). FIL, FMR Corp., through its control of Fidelity, and FASST each has sole voting and investment power with respect to the shares held by FASST. FIL, acting as an investment adviser to non-U.S. investment companies and certain institutional investors, is the beneficial owner of 82,000 shares, including 13,000 shares owned by FASST. Fidelity Management Trust Company ("Fidelity Trust"), acting as investment manager for institutional accounts, is the beneficial owner of 1,198,700 shares. Mr. Johnson and FMR Corp., through its control of Fidelity Trust, each has sole investment power with respect to the 1,198,700 shares and sole voting power with respect to 808,300 of such shares.

(2) Amount in table reflects number of shares beneficially owned as of January 31, 1998. According to a Schedule 13G (Amendment No. 1) dated February 10, 1998 filed with the SEC by The Equitable Companies Incorporated (the "Equitable Companies") jointly with AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Alpha Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA") and AXA-UAP, the amount beneficially owned as of January 31, 1998 consists of (i) 1,854,600 shares beneficially owned by The Equitable Life Assurance Society of the United States ("Equitable"), with respect to all of which it has sole investment power and with respect to 1,627,600 shares of which it has sole voting power, (ii) 11,861,953 shares beneficially owned by Alliance Capital Management L.P. ("Alliance"), with respect to all of which it has sole investment power and with respect to 7,060,918 shares of which it has sole voting power, (iii) 19,200 shares beneficially owned by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), with respect to all of which it has shared investment power, and
      (iv) 2,000 shares beneficially owned by Wood, Struthers & Winthrop Management Corporation ("WSW"), with respect to all of which it has sole investment power. Each of Equitable, Alliance, DLJ and WSW is a subsidiary of the Equitable Companies that operates under independent management and makes independent voting and investment decisions. AXA-UAP beneficially owns a majority interest in the Equitable Companies, and the Mutuelles AXA, as a group, beneficially owns a majority interest in AXA-UAP.
                                        (footnotes continued on following page)

      According to a Schedule 13G dated February 10, 1998 filed with the SEC by the Equitable Companies jointly with the Mutuelles AXA and AXA-UAP, as of December 31, 1997, the amount beneficially owned was 11,247,285 shares (or 8.6% of the outstanding shares) and consisted of the same beneficial ownership as set forth in the immediately preceding paragraph except that
      (i) Equitable beneficially owned 1,530,800 shares with respect to all of which it had sole investment power and with respect to 1,326,800 shares of which it had sole voting power, and (ii) Alliance beneficially owned 9,695,285 shares with respect to all of which it had sole investment power and with respect to 6,117,090 shares of which it had sole voting power.

(3) According to a Schedule 13G filed with the SEC by Wellington Management Company, LLP ("WMC") dated January 13, 1998, WMC, in its capacity as investment adviser, may be deemed the beneficial owner of 8,843,123 shares of Common Stock which are owned by numerous investment counseling clients. These clients receive dividends, if any, and the proceeds from the sale of such shares. No such client is known to WMC to have such an interest with respect to more than five percent of the class. WMC has shared voting power with respect to 4,041,323 shares and shared investment power with respect to 8,843,123 shares.

                             ELECTION OF DIRECTORS

      The Certificate of Incorporation and Bylaws of the Company provide for three classes of directors, with approximately one-third of the directors constituting the Board being elected each year to serve a three-year term. Pursuant to the Company's Bylaws, the number of directors has been established by resolution of the Board at eight.

      The Board of Directors has nominated Michael A. Cawley, Tommy C. Craighead and James L. Fishel from the class of directors whose term expires at the 1998 annual meeting for re-election as directors of the Company to serve three-year terms expiring in 2001.

      The directors nominated for election this year will be elected by a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote. All duly submitted and unrevoked proxies in the form enclosed will be voted for the nominees selected by the Board of Directors, except where authorization so to vote is withheld. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

      Information with respect to the directors nominated for election this year, and the directors whose terms do not expire at the 1998 annual meeting, is presented below.

                             NOMINEES FOR DIRECTOR

MICHAEL A. CAWLEY,
age 50, director since 1985         Mr. Cawley has served as President and Chief
                                    Executive Officer of The Samuel Roberts
                                    Noble Foundation, Inc. (the "Foundation") since February 1, 1992, after serving as Executive Vice President of the Foundation since January 1, 1991. For more than five years prior to 1991, Mr. Cawley was the President of Thompson & Cawley, a professional corporation, attorneys at law;
                                    and Mr. Cawley currently serves as of
                                    counsel to the law firm of Thompson, Cawley, Veazey & Burns, a professional corporation.
                                    Mr. Cawley has served as a trustee of the Foundation since 1988 and is also a director of Noble Affiliates, Inc. and Panhandle
                                    Royalty Company.

TOMMY C. CRAIGHEAD,
age 69, director since 1988         Mr. Craighead is the President and owner of
                                    T. C. Craighead & Company (which is the
                                    general partner of The Joy Partners, Ltd.)
                                    and Astro Oil, Inc., all based in Ardmore, Oklahoma. He is also Vice-President of Tom-Sam, Inc. He has been an oil and gas lease broker and independent operator since
                                    1962.

JAMES L. FISHEL,
age 66, director since 1989         Mr. Fishel retired as Vice President and
                                    Manager of Corporate Credit Operations of
                                    General Electric Capital Corporation
                                    ("GECC") in 1994, after serving with GECC in various positions since 1974. He is also a director of American Health Properties,
                                    Inc., which is a real estate investment
                                    company.

                                    CLASS WHOSE TERM EXPIRES IN 1999

LAWRENCE J. CHAZEN,
age 57, director since 1994         Mr. Chazen has served since 1977 as Chief
                                    Executive Officer of Lawrence J. Chazen,
                                    Inc., a California registered investment adviser engaged in providing financial advisory services.

WILLIAM J. DORE,
age 55, director since 1997         Mr. Dore has served since 1973 as Chairman,
                                    President and Chief Executive Officer of
                                    Global Industries, Ltd., a company engaged in the business of offshore construction and support services.

WILLIAM A. SEARS,
age 63, director since 1998         Mr. Sears retired from his position as
                                    Director of Operations for British Petroleum
                                    Exploration ("BPX")in 1997, after serving with BPX in various positions since 1983.

                                         CLASS WHOSE TERM EXPIRES IN 2000

JAMES C. DAY,
age 54, director since 1983         Mr. Day has served as Chairman of the Board
                                    since October 22, 1992 and as President and Chief Executive Officer of the Company since
                                    January 1, 1984. From January 1983 until his election as President and Chief Executive
                                    Officer, Mr. Day served as Vice President of the Company. Mr. Day is also a director of Global Industries, Ltd. and Noble
                                    Affiliates, Inc.

MARC E. LELAND,
age 59, director since 1994         Mr. Leland has served since 1984 as
                                    President of Marc E. Leland & Associates,
                                    Inc., a company engaged in the business of providing financial advisory services. Mr.
                                    Leland is also a director of Chartwell
                                    Leisure Inc.



            ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

      During 1997 the Board of Directors held nine meetings. The Company has standing audit, compensation and nominating committees of the Board of Directors. The current members of the committees, number of meetings held by each committee in 1997, and a brief description of the functions performed by each committee are set forth below:

            Audit Committee (four meetings). Lawrence J. Chazen, Chairman; James L. Fishel; and William A. Sears. The primary responsibilities of the audit committee are to review with the Company's auditors the scope of the audit procedures to be applied in conducting the annual audit and the results of the annual audit. In addition, the audit committee has responsibility to provide oversight review to the management of the Company and its subsidiaries responsible for the periodic review of the Company's environmental policy statement and procedures and internal controls regarding compliance with applicable environmental laws and regulations and the establishment of a program for periodic compliance audits.

            Compensation Committee (four meetings). Tommy C. Craighead, Chairman; Michael A. Cawley; William J. Dore; and Marc E. Leland. The primary responsibilities of the compensation committee are to review and set the compensation levels of the officers of the Company, including those officers who are also directors, evaluate the performance of management, consider management succession and related matters, administer the annual compensation plans of the Company and administer the long-term incentive compensation plans of the Company.

            Nominating Committee (two meetings). Michael A. Cawley, Chairman; Tommy C. Craighead; and James C. Day. The primary responsibility of the nominating committee is to select and recommend nominees for director of the Company. The nominating committee will consider nominees recommended by stockholders entitled to vote for the election of directors, provided that such recommendations are made in accordance with the Bylaws of the Company. Generally, the Bylaws provide that a stockholder must deliver written notice to the Secretary of the Company not later than 90 days prior to the annual meeting naming such stockholder's nominee(s) for director and specifying certain information concerning such stockholder and nominee(s). Accordingly, stockholder nominee(s) for director to be presented at the 1999 annual meeting of stockholders must be received by the Company no later than January 22, 1999.

      Compensation Committee Interlocks and Insider Participation. The current members of the compensation committee identified above were the only persons who served on such committee during 1997, except that (i) Bill M. Thompson served on such committee until his retirement from the Board of Directors on April 24, 1997 and (ii) Mr. Dore did not serve on the compensation committee until January 1998. Mr. Day serves as an executive officer of certain wholly owned subsidiaries of the Company, and in some instances, one or more directors of these subsidiaries is also an executive officer of the Company. However, Mr. Day's compensation is set solely by the compensation committee of the Board of Directors of the Company, and he receives no additional compensation for performing duties as an executive officer of these subsidiaries. Neither Mr. Day nor any other officer or employee of the Company or its subsidiaries is a member of the Company's compensation committee.

COMPENSATION OF DIRECTORS

      Annual Retainer and Other Fees and Expenses. Non-employee directors are paid an annual retainer of $25,000, of which $5,000 is paid in Common Stock pursuant to the Equity Compensation Plan for Non-Employee Directors (the "Directors' Plan"). Under the Directors' Plan, non-employee directors may elect to receive the balance in Common Stock or cash. Non-employee directors receive a Board meeting fee of $1,000 and a committee meeting fee of $500. The chairman of a standing Board committee receives an additional $500 per committee meeting. A director who is an officer of the Company receives a fee of $100 for each Board meeting attended. The Company also reimburses directors for travel, lodging and related expenses they may incur in attending Board and committee meetings.

      Non-Employee Director Stock Options. Under the 1992 Nonqualified Stock Option Plan for Non-Employee Directors (the "1992 Option Plan"), which was approved and ratified by stockholders at the 1993 annual meeting, non-employee directors receive a one-time grant of an option to purchase 10,000 shares of Common Stock. Thereafter, on the next business day after each annual meeting of stockholders of the Company, such directors receive an annual grant of an option to purchase 3,500 shares of Common Stock. The options are granted at fair market value on the grant date and are exercisable from time to time over a period commencing one year from the grant date and ending on the expiration of 10 years from the grant date, unless terminated sooner as described in the 1992 Option Plan.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth as of January 31, 1998 the beneficial ownership of Common Stock by each director of the Company, each named executive officer listed in the Summary Compensation Table appearing on page 10 of this proxy statement, and all directors and executive officers as a group.


                                                                        COMMON STOCK
                                                                   BENEFICIALLY OWNED (1)
                                                                   ----------------------
                                                                 NUMBER            PERCENT OF
NAME                                                            OF SHARES           CLASS (2)
----                                                            ---------           ---------

Directors
Michael A. Cawley......................................      2,199,777 (3)(4)         1.7%
Lawrence J. Chazen.....................................         19,574 (4)              --
Tommy C. Craighead.....................................         57,345 (4)              --
James C. Day...........................................        547,343 (4)            0.4%
William A. Dore........................................        155,410                0.1%
James L. Fishel........................................         22,721 (4)              --
Marc E. Leland.........................................         52,637 (4)              --
William A. Sears.......................................         11,250                  --

Named Executive Officers (excluding
  any director named above) and Group
Byron L. Welliver......................................        275,049 (4)            0.2%
Julie J. Robertson.....................................         96,732 (4)            0.1%

All directors and executive
  officers as a group (10 persons).....................      3,437,838 (5)            2.6%
------------


(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.

(2) The percent of class shown is less than one-tenth of one percent unless otherwise indicated.

(3) Includes 2,174,639 shares held of record by the Foundation. Mr. Cawley, as President and Chief Executive Officer and a trustee of the Foundation, may be deemed to beneficially own, and have voting and investment power with respect to, the 2,174,639 shares held by the Foundation. As one of the 10 members of the board of trustees of the Foundation, Mr. Cawley does not represent sufficient voting power on the Foundation's board of trustees to determine voting or investment decisions with respect to the 2,174,639 shares. Mr. Cawley disclaims any pecuniary interest in the 2,174,639 shares.

(4) Includes shares attributable to shares of Common Stock not outstanding but subject to currently exercisable options, as follows: Mr. Cawley -- 20,500 shares; Mr. Chazen -- 13,500 shares; Mr. Craighead -- 20,500 shares; Mr. Day -- 399,832 shares; Mr. Fishel -- 20,500 shares; Mr. Leland -- 13,500 shares; Mr. Welliver -- 220,999 shares; and Ms. Robertson -- 75,799 shares.

(5) Includes 785,130 shares not outstanding but subject to currently exercisable options and 2,174,639 shares held of record by the Foundation. See footnotes (3) and (4) above.

                             EXECUTIVE COMPENSATION

      The following report of the compensation committee on executive compensation and the information herein under "Executive Compensation--Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

To the Stockholders
of Noble Drilling Corporation:

      As members of the compensation committee (the "Committee") of the Board of Directors, it is our responsibility to review and set the compensation levels of the Company's Chief Executive Officer ("CEO") and other executives, evaluate the performance of management, and consider management succession and related matters. In addition, we administer the annual and long-term incentive compensation plans of the Company. All decisions by the Committee relating to the compensation of executive officers are reviewed by the full Board, except for decisions about grants or awards under the 1991 Stock Option and Restricted Stock Plan (the "Option Plan") of the Company, which are made solely by the Committee in accordance with the terms of the Option Plan.

      The Company has retained the services from time to time of Towers Perrin ("Towers Perrin") and William M. Mercer, Incorporated ("Mercer"), management and compensation consulting firms, to assist the Committee in the performance of its responsibilities. The Committee considers information with respect to the reasonableness of compensation paid to senior officers of the Company, as well as all employees of the Company and its subsidiaries in managerial positions. The Committee also takes into account how compensation compares to compensation paid by competitors in the Company's industry as well as the performance of the Company. Members of the Committee review results of compensation surveys provided by Towers Perrin, Mercer and others.

COMPENSATION POLICIES AND PROGRAMS

      The compensation policies of the Company, set by management and supported by the Committee, focus on enhancing shareholder value. Specific policies are designed to attract, motivate and retain persons of high quality who will have the skill, training and dedication to assist the Company to achieve its corporate goals. The executive compensation program for 1997 consisted of three elements: base salary, annual incentive bonus, and long-term incentive through the granting of stock options and awarding of restricted stock pursuant to the Option Plan.

      Base Salary: Base salary for executive officers is determined principally by competitive factors and the marketplace. The policy of the Committee is generally to set base salary levels for positions at approximately the median levels determined from survey information for positions deemed comparable by the Committee.

      Annual Incentive Bonus: The compensation policy of the Company is that a part of the annual compensation of each officer be related to and contingent upon the performance of the Company, as well as the individual contribution of each officer. The short-term incentive compensation plan of the Company (the "STIP") is available to all full-time employees of the Company or its subsidiaries in salary classifications 18 and higher who have completed one year of service at the close of the plan year (December 31). The bonus earned by employees with less than two years of service is prorated based on the number of full months served. The target bonus for an employee is the base salary at year end of such employee multiplied times the percentage factor assigned to such employee's salary classification. Target percentage factors range from 10 to 75 percent, with a factor of 75 percent for the CEO and a maximum factor for an executive officer other than the CEO of 55 percent.

      Annual performance goals for the Company for 1997 were weighted with respect to two criteria as follows: total shareholder return (defined as share price performance compared to industry peer group) (50 percent), and return on invested capital (defined as net operating profit after taxes divided by average invested capital) (50 percent). The division goals for 1997 were weighted with respect to five criteria as follows: return on invested capital (35 percent), budgeted total daily operating costs (35 percent), budgeted capital expenditures (10 percent), safety results (10 percent), and rig maintenance and appearance (10 percent). The Committee establishes the annual performance goals at the beginning of each year.

      Each goal weighting percentage is subject to adjustment within a range of zero for achievement of less than 75 percent of the goal to 200 percent for achievement of greater than 135 percent of the goal. The combined, weighted goal achievement is then determined within a range of zero for achievement of less than 75 percent of the goal to 200 percent for achievement of more than 135 percent of the goal. The target bonus for employees of divisions is also adjusted to reflect the combined percentage of achievement of all assigned goals using the ratio of 50 percent for operating region goal achievement and 50 percent for Company goal achievement. The bonus amount is then determined by multiplying the target bonus times the applicable multiplier. Using these percentages, the bonus received by the CEO will not exceed 150 percent of his salary and the bonus received by any executive officer other than the CEO will not exceed 110 percent of his salary.

      Long-term Incentive Compensation: It is also the compensation policy of the Company to use stock options and restricted stock as a means of furnishing longer-term incentive to officers and other employees of the Company and its subsidiaries. Under the Option Plan, which was approved by stockholders at the 1991 annual meeting and amended with stockholder approval in 1994 and 1997, the Company has flexibility in creating options and awarding restricted stock.

      On January 30, 1997, the Committee approved the award of performance-based restricted stock to the officers and several other key employees of the Company and its subsidiaries. Pursuant to the performance restricted stock agreements setting forth the terms and conditions of the awards, the shares of restricted stock are subject to certain vesting/forfeiture provisions over a five-year period, continuous employment by the awardee, and achievement over a three-year period of performance goals by the Company. The performance goals for the awards made on January 30, 1997 were weighted with respect to two criteria as follows: total return to stockholders (50 percent) and return on net assets in excess of weighted average cost of capital (50 percent).

      On January 30, 1997 and July 24, 1997, the Committee granted stock options to executive officers of the Company. Each executive officer received stock options that were based on his or her responsibilities and relative position in the Company. All stock options in 1997 were granted with an exercise price of fair market value at the date of grant. One-third of the stock options granted in 1997 vest annually commencing on the first anniversary of the date of grant.

1997 COMPENSATION OF CEO

      The 1997 salary of the CEO was determined by the Committee in October 1996 as a function of performance and competitive industry factors as provided by Towers Perrin. In October 1997, the Committee approved an increase in salary for the CEO to $525,000 per year, effective November 1, 1997, based upon competitive and financial data presented by Towers Perrin. The calculated bonus paid to the CEO for 1997 under the STIP, applying the performance goals criteria and adjustment factors discussed above under "Compensation Policies and Programs -- Annual Incentive Bonus," was $393,750.

      On each of January 30, 1997 and July 24, 1997, the Committee granted the CEO an option to purchase 87,500 shares of Common Stock pursuant to the Option Plan. In granting these options, the Committee relied upon competitive data provided by Towers Perrin and its own assessment of the CEO's performance. Pursuant to the above-described policies and programs regarding restricted stock awarded under the Option Plan, the Committee awarded the CEO 27,000 shares of performance-based restricted stock in January 1997.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      Section 162(m) of the Internal Revenue Code contains provisions which could limit the deductibility of certain compensation payments to the Company's executive officers. The Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance-based compensation. The policy of the Company is to design its compensation programs generally to preserve the tax deductibility of compensation paid to its executive officers. The Committee could determine, however, taking into consideration the burdens of compliance with Section 162(m) and other relevant facts and circumstances, to pay compensation that is not fully deductible, if the Committee believes such payments are in the Company's best interests.

SUMMARY

      The members of the Committee believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executive officers are to be rewarded commensurately. The members of the Committee believe that compensation levels during 1997 adequately reflect the compensation goals and policies of the Company.

March 20, 1998                                  COMPENSATION COMMITTEE

                                                Tommy C. Craighead, Chairman
                                                Michael A. Cawley
                                                William J. Dore
                                                Marc E. Leland

      The following table sets forth certain summary information concerning the compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other person who is an executive officer of the Company whose combined salary and bonus for 1997 exceeded $100,000 (collectively, the "named executive officers") for the years indicated.


                           SUMMARY COMPENSATION TABLE



                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                          ------------

                                        ANNUAL COMPENSATION                  AWARDS
                            -------------------------------------------------------------------
                                                                                     SECURITIES
                                                            OTHER                    UNDERLYING
                                                            ANNUAL    RESTRICTED      OPTIONS        ALL OTHER
         NAME AND                                           COMPEN-     STOCK        (NUMBER OF       COMPEN-
    PRINCIPAL POSITION      YEAR     SALARY      BONUS      SATION     AWARDS(1)     SHARES)(2)       SATION
    ------------------      ----     ------      -----     ----------  ---------    -----------      -------
James C. Day, Chairman,     1997   $ 504,167   $ 393,750   $ 4,918     $       0     175,000       $ 16,404(3)
President and CEO           1996   $ 425,000   $ 700,000   $ 5,476     $ 500,000     100,000       $ 13,023
                            1995   $ 379,375   $       0   $ 4,699     $       0     100,000       $ 10,996


Byron L. Welliver, Senior   1997   $ 217,500   $ 126,500   $ 3,181     $       0      54,000       $ 11,015(4)
Vice President--            1996   $ 191,667   $ 150,500   $ 3,488     $ 137,500      40,000       $  9,883
Finance, Treasurer and      1995   $ 180,875   $       0   $ 3,307     $       0      35,000       $  6,985
Controller

Julie J. Robertson,         1997   $ 138,333   $  69,750   $     0     $       0      37,000       $  8,300(4)
Vice President--            1996   $ 115,833   $  81,000   $     0     $  45,800      25,000       $  6,950
Administration and          1995   $ 101,500   $       0   $     0     $       0      25,000       $  6,470
Corporate Secretary



(1) Dollar values of awards of restricted Common Stock ("Restricted Shares") shown in the table for 1996 are based on the closing price of the Common Stock on July 24, 1996 ($13.75), the day preceding the date of the awards, and represent the following number of shares: Mr. Day -- 36,364 shares; Mr. Welliver -- 10,000 shares; and Ms. Robertson -- 3,333 shares. One-half of the Restricted Shares, which are not subject to performance-based conditions, vested on the first anniversary of the award and the balance will vest, if at all, on the second anniversary of the award. The total number of Restricted Shares held, and their aggregate value, at December 31, 1997, were as follows: Mr. Day -- 157,682 shares valued at $4,829,000; Mr. Welliver -- 55,000 shares valued at $1,684,000; and Ms. Robertson -- 18,916 shares valued at $579,000.
            Delivery of Restricted Shares (and any dividends paid on the Common Stock) is subject to vesting/forfeiture provisions, continuous employment of the awardee by the Company or any of its subsidiaries and, with respect to Restricted Shares other than those reported in the table above, achievement of performance goals by the Company. For information regarding Restricted Shares awarded in 1997 subject to performance-based conditions, see "Long-Term Incentive Plans -- Awards in 1997" on page 12.

(2) Options represent the right to purchase shares of Common Stock at a fixed price per share.

(3) Consists of Company (or subsidiary) contributions to defined contribution plan (and unfunded, nonqualified excess benefit plan) of $9,600, term life insurance premiums of $5,904 and directors' fees of $900.

(4) Consists of Company (or subsidiary) contributions or other allocations to defined contribution plan (and unfunded, nonqualified excess benefit plan) and term life insurance premiums, respectively, as follows: Mr. Welliver --$9,600 and $1,415; and Ms. Robertson -- $8,300 and $0.

            The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1997 to each of the named executive officers.

                           OPTION/SAR GRANTS IN 1997



                                                INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE VALUE AT
                          -------------------------------------------------------------                ASSUMED
                                                                                             ANNUAL RATES OF STOCK PRICE
                                                                                                APPRECIATION FOR OPTION
                                                                                                         TERM (1)
                                                                                            -------------------------------
                              NUMBER OF        PERCENT OF
                             SECURITIES          TOTAL
                             UNDERLYING         OPTIONS
                               OPTIONS          GRANTED        EXERCISE
                               GRANTED             TO            PRICE       EXPIRA-
                             (NUMBER OF        EMPLOYEES          PER         TION
NAME                           SHARES)          IN 1997          SHARE        DATE
----                          ---------        ---------        -------      -----
                                                                                                5% (4)           10% (5)
                                                                                            ---------------  -----------
James C. Day                 87,500 (2)           4.9%          $20.875      1/30/07          $   1,151,000  $ 2,904,000
                             87,500 (3)           4.9%          $25.937      7/24/07          $   1,430,000  $ 3,609,000
Byron L. Welliver            34,000 (2)           1.9%          $20.875      1/30/07          $     447,000  $ 1,128,000
                             20,000 (3)           1.1%          $25.937      7/24/07          $     327,000  $   825,000
Julie J. Robertson           22,000 (2)           1.2%          $20.875      1/30/07          $     289,000  $   730,000
                             15,000 (3)           0.8%          $25.937      7/24/07          $     245,000  $   619,000




(1) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

(2) Represents a single grant of options on January 30, 1997. One-third of the options became exercisable on January 30, 1998, and one-third of the options becomes exercisable on each of January 30, 1999 and 2000. Options granted in 1997 were without SARs.

(3) Represents a single grant of options on July 24, 1997. One-third of the options becomes exercisable on each of July 24, 1998, 1999 and 2000. Options granted in 1997 were without SARs.

(4) Reflects an assumed market price per share of Common Stock of $34.03 for the grants made in January and $42.28 for the grants made in July.

(5) Reflects an assumed market price per share of Common Stock of $54.07 for the grants made in January and $67.18 for the grants made in July.

      The following table sets forth certain information with respect to the exercise of options to purchase Common Stock and SARs during the year ended December 31, 1997, and the unexercised options held at December 31, 1997 and the value thereof, by each of the named executive officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 1997
                         AND 12/31/97 OPTION/SAR VALUES


                                                               NUMBER OF                      VALUE OF
                                                              SECURITIES                     UNEXERCISED
                          SHARES                              UNDERLYING                    IN-THE-MONEY
                         ACQUIRED                           OPTIONS/SARS AT               OPTIONS/SARS AT
                        ON EXERCISE                         12/31/97 (SHARES)                12/31/97
                          (NUMBER        VALUE        ---------------------------    ---------------------------
        NAME            OF SHARES)     REALIZED       EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
---------------------   ----------     --------       -----------   -------------    -----------   -------------

James C. Day...........    147,000    $ 3,396,280       303,999         275,001    $  7,583,546    $  3,214,464
Byron L. Welliver......          0    $         0       184,666          92,334    $  4,632,795    $  1,166,577
Julie J. Robertson.....          0    $         0        51,799          62,001    $  1,258,987    $    772,218


      The following table sets forth certain information with respect to awards of performance-based Restricted Shares made during the year ended December 31, 1997 to each of the named executive officers. For information regarding awards of Restricted Shares not subject to performance-based conditions, see "Summary Compensation Table."

                   LONG-TERM INCENTIVE PLANS - AWARDS IN 1997


                                                                            ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                                                                         PRICE-BASED PLANS
                                                                       -----------------------------------------------------
                               NUMBER OF          PERFORMANCE OR
                                SHARES,         OTHER PERIOD UNTIL         THRESHOLD           TARGET            MAXIMUM
                            UNITS OR OTHER         MATURATION OR            (NUMBER            (NUMBER           (NUMBER
NAME                           RIGHTS(1)            PAYOUT (2)            OF SHARES)         OF SHARES)        OF SHARES)
----                      -------------------   ------------------       ------------        ----------        ----------
James C. Day............        27,000              1/97 - 3/00                0            See note (3)           27,000

Byron L. Welliver.......        11,000              1/97 - 3/00                0            See note (3)           11,000

Julie J. Robertson......         4,500              1/97 - 3/00                0            See note (3)            4,500



(1) Delivery of these Restricted Shares is subject to vesting/forfeiture provisions, achievement of performance goals by the Company, and continuous employment of the awardee by the Company or any of its subsidiaries.

(2) As soon as practicable after December 31, 1999 (the "Performance Date"), the Compensation Committee of the Board of Directors will review the performance goals applicable to the award (see footnote 3 below) and confirm the maximum number of Restricted Shares, if any, that may be vested (the "Calculated Shares"). The Calculated Shares will then vest, if at all, 33-1/3 percent annually on a cumulative basis commencing on the March 31st immediately following the Performance Date.

(3) The number of Restricted Shares deemed earned will be determined based on the following corporate objectives (each to be given a 50 percent weight): (i) total return to stockholders (as compared to a peer group) and (ii) return on net assets in excess of weighted average cost of capital. The percentage of Restricted Shares deemed earned under each corporate objective can range from zero percent to 100 percent. Restricted Shares delivered will include any dividends paid on the Common Stock.

DEFINED BENEFIT PLANS

       The defined benefit plans of the Company that cover its executive officers provide the benefits shown below. The estimates assume that benefits are received in the form of 10-year certain and life annuity.

                               PENSION PLAN TABLE


                                                        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
        FIVE-YEAR AVERAGE                      AT AGE 65 AFTER COMPLETION OF THE FOLLOWING YEARS OF SERVICE (2)
                                            ----------------------------------------------------------------------
     ANNUAL COMPENSATION (1)                  15                  20                   25                    30
     -----------------------                ------              ------               ------                ------
      $  125,000..................         $ 30,000            $ 40,000             $ 50,000              $ 60,000
         200,000..................           48,000              64,000               80,000                96,000
         300,000..................           72,000              96,000              120,000               144,000
         400,000..................           96,000             128,000              160,000               192,000
         600,000..................          144,000             192,000              240,000               288,000
         800,000..................          192,000             256,000              320,000               384,000
       1,000,000..................          240,000             320,000              400,000               480,000
       1,400,000..................          336,000             448,000              560,000               672,000


(1) Benefit amounts under the Noble Drilling Salaried Employees' Retirement Plan (and unfunded, nonqualified excess benefit plan) are based on an employee's vested percentage, average monthly compensation and number of years of benefit service (maximum 30 years). The average monthly compensation is defined in the plan generally to mean the participant's average monthly rate of compensation from the Company for the five successive calendar years which give the highest average monthly rate of compensation for the participant. Plan compensation is defined (with certain exceptions) to mean basic compensation, bonuses, commissions and overtime pay, exclusive of extraordinary compensation but prior to reduction for any compensation deferred under a cash or deferred arrangement qualifying under Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended. Accordingly, the amounts reported in the Summary Compensation Table included elsewhere herein under the table caption "Annual Compensation" approximate plan compensation for 1997.

(2) Retirement benefits shown above are calculated using 1.6 percent of final average pay multiplied by years of service. This slightly overstates the benefit since that part of the final average pay that is below the Social Security "covered compensation" level should be multiplied by 1.0 percent instead of 1.6 percent. "Covered compensation" is the average of the Social Security Wage Bases during the 35-year period ending with the year the employee reaches Social Security Retirement Age. The amount of benefit shown is not subject to deductions for Social Security.

      As of December 31, 1997, the named executive officers had the following approximate credited years of service for retirement purposes: Mr. Day--20; Mr. Welliver--16; and Ms. Robertson--9.

PERFORMANCE GRAPH

      The following graph sets forth the cumulative total stockholder return for the Common Stock, the NYSE Stock Market Index (U.S. Companies), and a Competitor Group Index for the years indicated as prescribed by the SEC's rules.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN (1)
        AMONG NOBLE DRILLING CORPORATION, NYSE STOCK MARKET INDEX (U.S.
                   COMPANIES) AND COMPETITOR GROUP INDEX (2)

                                    [GRAPH]


                                             1992       1993       1994        1995        1996        1997
                                             ----       ----       ----        ----        ----        ----

Company                                       100       197.2      132.4       202.8       447.9       690.1
Competitor Group Index (3)                    100       168.6      137.1       275.7       641.1       888.4
NYSE Stock Market Index                       100       110.5      110.4       149.7       181.5       241.1
(U.S. Companies)



(1) Total return assuming reinvestment of dividends. Assumes $100 invested on January 1, 1993 in Common Stock, NYSE Stock Market Index (U.S. Companies) and a Company constructed competitor group index.

(2)      Fiscal year ending December 31.

(3) In accordance with the SEC's rules, the Company has elected to select a group of peer companies on an industry basis for comparison purposes. The competitor group is composed of eight industry participants: Atwood Oceanics, Inc., Cliffs Drilling Company, Energy Service Company, Inc. (ENSCO), Falcon Drilling Company, Inc., Global Marine Inc., Marine Drilling Companies, Inc., Reading & Bates Corporation and Rowan Companies, Inc. Total return calculations were weighted according to the respective company's market capitalization.

SUPPLEMENTAL PERFORMANCE GRAPH

     The Company has elected to include a supplemental performance graph which compares the cumulative total stockholder return for the Common Stock, the NYSE Stock Market Index (U.S. Companies) and a Competitor Group Index for the period indicated below.

               COMPARISON OF TEN YEAR CUMULATIVE TOTAL RETURN (1)
        AMONG NOBLE DRILLING CORPORATION, NYSE STOCK MARKET INDEX (U.S.
                   COMPANIES) AND COMPETITOR GROUP INDEX (2)

                                    [GRAPH]



                                   1987   1988    1989    1990     1991    1992    1993   1994    1995   1996    1997
                                   ----   ----    ----    ----     ----    ----    ----   ----    ----   ----    ----

Company                             100   121.9   231.3   181.3    78.1   110.9   218.8  146.9   225.0   496.9   765.6
Competitor Group Index (3)          100    88.2   158.9   139.9    80.5    75.7   127.7  103.8   208.8   485.6   672.9
NYSE Stock Market Index             100   117.6   152.5   145.7   191.3   208.0   229.8  229.7   311.3   377.5   501.7
(U.S. Companies)


(1) Total return assuming reinvestment of dividends. Assumes $100 invested on January 1, 1988 in Common Stock, NYSE Stock Market Index (U.S. Companies) and a Company constructed competitor group index.

(2)  Fiscal year ending December 31.

(3) In accordance with the SEC's rules, the Company has elected to select a group of peer companies on an industry basis for comparison purposes. The competitor group is composed of eight industry participants: Atwood Oceanics, Inc., Cliffs Drilling Company, Energy Service Company, Inc. (ENSCO), Falcon Drilling Company, Inc., Global Marine Inc., Marine Drilling Companies, Inc., Reading & Bates Corporation and Rowan Companies, Inc. Total return calculations were weighted according to the respective company's market capitalization.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of such stock. Directors, officers and beneficial owners of more than 10 percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its directors, officers, and beneficial owners of more than 10 percent of its Common Stock were complied with, except that Lawrence Chazen filed one late Form 4 with respect to one transaction and James Fishel filed three late Form 4's with respect to four transactions.

                                    AUDITORS

      The Board of Directors has appointed Price Waterhouse LLP, which has audited the Company's financial statements since October 7, 1994, to audit the financial statements of the Company for the year ending December 31, 1998. Such appointment will not be submitted to stockholders for ratification or approval. Representatives of Price Waterhouse LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

      Stockholder proposals for inclusion in the Company's proxy materials in connection with the 1999 annual meeting of stockholders, which is currently scheduled to be held on April 22, 1999, must be received by the Company at its office in Houston, Texas, addressed to the Secretary of the Company, no later than November 20, 1998.

      The cost of solicitation of proxies will be borne by the Company. The Company has employed Corporate Investor Communications, Inc. to solicit proxies from brokers, bank nominees, institutional holders and individual holders for use at the meeting at a fee not to exceed $6,500 plus certain expenses. In addition, certain officers and employees of the Company, who will receive no additional compensation for their services, may solicit proxies in person or by mail, telephone, facsimile telecommunication or telegraph.

      The Board of Directors does not intend to present any other matter at the meeting and knows of no other matters that will be presented. However, if any other matter comes before the meeting, the persons named in the enclosed proxy intend to vote thereon in accordance with their best judgment.

                                                NOBLE DRILLING CORPORATION

                                                         James C. Day
                                                    Chairman, President and
                                                     Chief Executive Officer
Houston, Texas
March 20, 1998

--------------------------------------------------------------------------------

                           NOBLE DRILLING CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     [NOBLE LOGO]

       The undersigned hereby appoints James C. Day and Byron L. Welliver, and each of them, proxies with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Noble Drilling Corporation (the "Company") standing in the name of the undersigned on March 11, 1998, at the annual meeting of stockholders to be held on April 23, 1998 at 10:00 a.m. in Houston, Texas, and at any adjournment thereof and especially to vote on the items of business specified below, as more fully described in the notice of the meeting and the proxy statement accompanying the same, receipt of which is hereby acknowledged.

      1. ELECTION OF DIRECTORS                   FOR all nominees listed below
                                                 (except as marked to the
                                                 contrary below) [ ]

      1. ELECTION OF DIRECTORS                    WITHHOLD AUTHORITY
                                                  to vote for all nominees
                                                  listed below [ ]

      MICHAEL A. CAWLEY              TOMMY C. CRAIGHEAD              JAMES
                                   L. FISHEL

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ----------------------------------------------------------------------

     2. In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                   (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         THIS PROXY, WHEN DULY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DESIGNATED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT WITHOUT A CLEAR VOTING DESIGNATION, IT WILL BE VOTED FOR ITEM 1.

         The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxies, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.
                                          Dated:

                                          ---------------------------------,
                                          1998

                                          ---------------------------------

                                          ---------------------------------
                                          Signature(s) of Stockholder(s)

                                          This proxy should be signed
                                          exactly as your name appears
                                          hereon. Joint owners should both
                                          sign. If signed as attorney,
                                          executor, guardian or in some
                                          other representative capacity, or
                                          as officer of a corporation,
                                          please indicate your capacity or
                                          title.

                                          PLEASE COMPLETE, DATE AND SIGN
                                          THIS PROXY AND RETURN IT PROMPTLY
                                          IN THE ENCLOSED ENVELOPE, WHICH
                                          REQUIRES NO POSTAGE IF MAILED IN
                                          THE UNITED STATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           NOBLE DRILLING CORPORATION
                    VOTING INSTRUCTION CARD FOR COMMON STOCK
       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     [NOBLE LOGO]

       The undersigned hereby instructs the trustee to vote, as designated below, all shares of Common Stock of Noble Drilling Corporation that are credited to the accounts of the undersigned (whether or not vested) in the Noble Drilling Corporation Thrift Plan at the annual meeting of stockholders to be held on April 23, 1998 at 10:00 a.m. in Houston, Texas, and at any adjournment thereof, as more fully described in the notice of the meeting and the proxy statement accompanying the same, receipt of which is hereby acknowledged.

      1. ELECTION OF DIRECTORS                   FOR all nominees listed below
                                                 (except as marked to the
                                                 contrary below) [ ]

      1. ELECTION OF DIRECTORS                    WITHHOLD AUTHORITY
                                                  to vote for all nominees
                                                  listed below [ ]

      MICHAEL A. CAWLEY              TOMMY C. CRAIGHEAD              JAMES
                                   L. FISHEL

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ----------------------------------------------------------------------

                  (Continued and to be signed on reverse side)

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

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         THIS VOTING INSTRUCTION CARD, WHEN DULY EXECUTED AND RETURNED,
     WILL BE VOTED BY THE TRUSTEE OF THE NOBLE DRILLING CORPORATION THRIFT PLAN ('THRIFT PLAN') IN THE MANNER DESIGNATED HEREIN BY THE UNDERSIGNED THRIFT PLAN PARTICIPANT. IF THIS VOTING INSTRUCTION CARD IS DULY EXECUTED AND RETURNED, BUT WITHOUT A CLEAR VOTING DESIGNATION, IT WILL BE VOTED FOR ITEM 1.

                                          Dated:

                                          ---------------------------------,
                                          1998

                                          ---------------------------------
                                                      Signature

                                          This voting instruction card
                                          should be signed exactly as your
                                          name appears hereon.

                                          PLEASE COMPLETE, DATE AND SIGN
                                          THIS VOTING INSTRUCTION CARD AND
                                          RETURN IT PROMPTLY IN THE
                                          ENCLOSED ENVELOPE, WHICH REQUIRES
                                          NO POSTAGE IF MAILED IN THE
                                          UNITED STATES.

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